Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	January 25, 2006

Issuer Name and Ticker or Trading Symbol:	Hungarian Telephone and Cable Corp.
(HTC)

Designated Filer:	Permira Holdings Limited

Other Joint Filers:	Permira Europe III GP L.P.
Permira Europe III GP Limited
Permira Europe III L.P. 1
Permira Europe III L.P. 2
Permira Europe III GmbH & Co. KG
Permira Investments Limited
Permira Europe III Co-investment Scheme

Addresses:	The principal business address of each of the Joint Filers above is Trafalgar Court, Les Banques, St Peter Port, Guernsey, GY1 3QL, Channel Islands

Signatures:

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate
Permira Europe III G.P. L.P. as	)	Director
general partner of Permira Europe III L.P. 1)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate
Permira Europe III G.P. L.P. as	)	Director
general partner of Permira Europe III L.P. 2)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate
Permira Europe III G.P. L.P. as	)	Director
managing limited partner of	)
Permira Europe III GmbH & Co. KG	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Nominees Limited as nominee for	)	Alternate
Permira Investments Limited	)	Director

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as administrator of	)	Alternate
Permira Europe III Co-investment Scheme	)	Director

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate
Permira Europe III G.P. L.P.	)	Director

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited	)	Alternate Director

Signed by	)	/s/ Alistair Boyle
for and on behalf of Permira Holdings Limited	)	Alistair Boyle
	)	Alternate Director